UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016 (February 17, 2016)

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), filed by Williams Partners L.P. (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) on February 17, 2016. The Press Release included as Exhibit 99.1 to the Form 8-K included a table titled “Williams Summary Financial Information” which reflected information for The Williams Companies, Inc. rather than financial information for the Partnership. The correct table is included in the Press Release included as Exhibit 99.1 to this Form 8-K/A. The correct table was included in the Press Release carried by Business Wire.

Item 2.02.	Results of Operations and Financial Condition.

On February 17, 2016, Williams Partners L.P. (the “Partnership”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the press release and accompanying financial highlights and operating statistics and reconciliation schedules are furnished herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.

The press release and accompanying financial highlights and operating statistics and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release of the Partnership dated February 17, 2016 and accompanying schedules, publicly announcing the Partnership’s financial results for the quarter and year ended December 31, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	WPZ GP LLC,
its General Partner

Date: February 18, 2016	By:	/s/ Sarah C. Miller
Sarah C. Miller
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release of the Partnership dated February 17, 2016 and accompanying schedules, publicly announcing the Partnership’s financial results for the quarter and year ended December 31, 2015.

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